Net income (loss) per share	9 Months Ended
Sep. 30, 2016
Earnings Per Share [Abstract]
Net income (loss) per share

6. Net income (loss) per share

Basic and diluted net loss per share for each of the periods presented are calculated as follow:

	For the Nine Months Ended September 30,
	2015	2016
	RMB	RMB
Numerator:
Net income	9,256	24,788
Change in redemption value of preferred shares	(25,332)	—
Net loss attributable to noncontrolling interests	—	522
Net income (loss) attributable to ordinary shareholders of Baozun Inc.	(16,076)	25,310
Net income (loss) per ordinary share
Basic	(0.19)	0.17
Diluted	(0.19)	0.16
Shares (Denominator):
Weighted average number of ordinary shares – basic and diluted
Basic	86,820,988	149,016,689
Diluted	86,820,988	162,618,349
As a result of the Group’s net loss attributable to ordinary shareholders of Baozun Inc. for the nine months ended September 30, 2015, 19,105,120 share options outstanding as of September 30, 2015 were excluded from the computation of diluted net loss per share as their inclusion would have been anti-dilutive.
During the nine months ended September 30, 2016, the Group had 1,458,524 outstanding share options which were excluded from the computation of diluted earnings per share because the exercise price was greater than the average market price of the ordinary shares and the inclusion of these shares in the EPS calculation would have been anti-dilutive.